UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  JULY  2,  2007

                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


     DELAWARE                        0-3936         11-1826363
 (State or other jurisdiction     (Commission     (IRS Employer
  of incorporation)               File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300

                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written  communications  pursuant  to Rule 425 under the Securities Act
(17  CFR  230-425)

[  ]     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)

[  ]     Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
Exchange  Act  (17  CFR  240.14d-2(b))

[  ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
Exchange  Act  (17  CFR  240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On July 3, 2007, Orbit International Corp. (the "Company") announced the appointment of two new members to the Company's Board of Directors, Mr. Robert
J. Mitzman and Mr. Sohail Malad. These appointments were authorized by the Board on July 2, 2007 and accepted by the new directors. Both directors are considered independent directors within the meaning of the SEC regulations and Nasdaq requirements. The Company is again in compliance with the Nasdaq requirements of having a majority of independent board members. The Company now has five independent directors on its Board of eight (8).

     Robert J. Mitzman, has more than 30 years of experience in the worldwide courier and international mail industry. In 1981, he founded Quick International Courier ("Quick") and has since served as both President and Chief Executive Officer of that company. Quick, is a provider of worldwide customized high-priority transportation services including warehousing, logistics and fulfillment services with offices in nine U.S. cities, as well as London and Singapore. With its 600 full-time employees and 5000 service providers worldwide, Quick conducts business on six continents. Mr. Mitzman currently serves as a Director for Parlux Fragrances, Inc.

     Sohail Malad, is a founder and partner of Monarch Activist Partners, LP, which was formed in 2006. Prior to launching Monarch, from 2004-2006. Mr. Malad was a consultant for The Boston Consulting Group. From 2003 to 2004, Mr. Malad, was a Manager in the Investments & Business Development Group at the American Express Company. From 2000-2001 he served as a Leader Level Consultant for Business Strategy and Architecture Innovation Center for the Scient Corporation. Mr. Malad holds an MBA with Honors from The Wharton School at the University of Pennsylvania.

     Upon their appointments, Messrs. Mitzman and Malad individually received non-qualified stock options to each acquire 2,604 shares of common stock of the Company under the Company's Stock Option Plan for Non-Employee Directors. These options shall be fully exercisable for 10 years commencing from July 2, 2007, the date of the grant at $8.83 per share.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS - None

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     July 3, 2007.


                              Orbit International Corp.


                                By: /s/ Dennis Sunshine
                                -----------------------
                                Dennis Sunshine
                                Chief Executive Officer and President